ABS New Transaction


                            Preliminary Term Sheet
                            ----------------------


                                 $695,800,000

                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB5





                         [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail. w


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Preliminary Term Sheet                                                                                       Date: December 7, 2005

                                                     $695,800,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2005-AB5

-----------------------------------------------------------------------------------------------------------------------------------
                Principal     WAL (Years)    Payment Window        Expected Ratings     Last Scheduled          Certificate
Class (1)(2)    Balance (3)    Call/Mat (4)   (Mos) Call/Mat(4)   (S&P/Moody's) (5)   Distribution Date             Type
-----------------------------------------------------------------------------------------------------------------------------------
1-A           $224,536,000                   Not Offered Herein        AAA/Aaa                              Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
2-A-1         $155,118,000     1.00 / 1.00     1 - 21 / 1 - 21         AAA/Aaa             Nov 2026         Floating Rate Senior
2-A-2         $153,439,000     3.00 / 3.00    21 - 61 / 21 - 61        AAA/Aaa             May 2034         Floating Rate Super
                                                                                                                   Senior
2-A-2M         $17,049,000     3.00 / 3.00    21 - 61 / 21 - 61        AAA/Aaa             May 2034      Floating Rate Senior
                                                                                                                 Mezzanine
2-A-3          $61,792,000     6.60 / 8.06    61 - 86 / 61 - 198       AAA/Aaa             May 2036         Floating Rate Super
                                                                                                                   Senior
2-A-3M          $6,866,000     6.60 / 8.06    61 - 86 / 61 - 198       AAA/Aaa             May 2036      Floating Rate Senior
                                                                                                                 Mezzanine
M-1            $16,100,000     4.82 / 5.30    38 - 86 / 38 - 144      [AA+/Aa1]            Mar 2036       Floating Rate Mezzanine
M-2            $14,350,000     4.81 / 5.25    37 - 86 / 37 - 135      [AA+/Aa2]            Mar 2036       Floating Rate Mezzanine
M-3             $8,750,000     4.80 / 5.19    37 - 86 / 37 - 126       [AA/Aa3]            Feb 2036       Floating Rate Mezzanine
M-4             $7,350,000     4.80 / 5.14    37 - 86 / 37 - 119       [AA-/A1]            Jan 2036       Floating Rate Mezzanine
M-5             $7,350,000     4.80 / 5.07    37 - 86 / 37 - 112       [A+/A2]             Dec 2035       Floating Rate Mezzanine
M-6             $6,300,000     4.80 / 4.97    37 - 86 / 37 - 103        [A/A3]             Oct 2035       Floating Rate Mezzanine
M-7             $5,250,000     4.79 / 4.83    37 - 86 / 37 - 93        [A/Baa1]            Aug 2035       Floating Rate Mezzanine
M-8             $4,550,000     4.62 / 4.62    37 - 83 / 37 - 83       [A-/Baa2]            May 2035       Floating Rate Mezzanine
B               $7,000,000     3.92 / 3.92    37 - 70 / 37 - 70      [BBB+/Baa3]           Nov 2034      Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
   Total:     $695,800,000
-----------------------------------------------------------------------------------------------------------------------------------

      (1)   The Class 1-A Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1
            Mortgage Loans and the Class 2-A-1, Class 2-A-2, Class 2-A-2M, Class 2-A-3 and Class 2-A-3M Certificates
            (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans.
            Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates."
            Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class
            M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate
            Certificates") are backed by the cashflows from all of the Mortgage Loans.

      (2)   The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.

      (3)   The principal balance of each Class of Certificates is subject to a 10% variance.

      (4)   See "Pricing Prepayment Speed" below.

      (5)   Rating Agency Contacts: Standard and Poor's,[ James Taylor 212-438-6067; Moody's Rachel Peng 212-553-3831].


Trust:                      Asset-Backed Certificates, Series 2005-AB5.

Depositor:                  CWABS, Inc.

Seller:                     Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:            Countrywide Home Loans Servicing LP.

Underwriters:               Countrywide Securities Corporation (Lead Manager)
                            and Greenwich Capital Markets, Inc.(Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:       The Senior Certificates (other than the Class 1-A
                            Certificates, which are not offered herein) and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:   The "Non-Offered Certificates" consist of the
                            Class C, Class P and Class A-R Certificates.

                            The Offered Certificates and Non-Offered
                            Certificates are together referred to herein as the "Certificates."

-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Federal Tax Status:         It is anticipated that the Senior Certificates and
                            the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in
                            book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:           December [1], 2005.

Cut-off Date:               As to any Mortgage Loan, the later of December [1],
                            2005 and the origination date of  such Mortgage
                            Loan.

Expected Pricing Date:      December [9], 2005.

Expected Closing Date:      December [29], 2005.

Expected Settlement Date:   December [29], 2005.

Distribution Date:          The 25th day of each month (or, if not a business
                            day, the next succeeding business day), commencing in January 2006.

Accrued Interest:           The price to be paid by investors for the Senior
                            Certificates and the Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:    The "Interest Accrual Period" for each
                            Distribution Date with respect to the Senior
                            Certificates and the Subordinate Certificates will be the period beginning with the previous
                            Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                            (calculated on an actual/360 day basis).

ERISA Eligibility:          The Offered Certificates are expected to be
                            eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, that qualify under an investor based prohibited transaction class exemption, as described in the prospectus.

SMMEA Eligibility:          The Senior Certificates and [the Class M-1,
                            Class M-2, Class M-3 and Class M-4 Certificates] will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:       The "Clean-up Call" may be exercised once the
                            aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:   The Senior Certificates and the Subordinate
                            Certificates will be priced based on the following collateral prepayment assumptions:

                            ---------------------------------------------------
                            Fixed Rate Mortgage Loans
                            ---------------------------------------------------
                            100% PPC, which assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                            ---------------------------------------------------

                            ---------------------------------------------------
                            Adjustable Rate Mortgage Loans
                            ---------------------------------------------------
                            100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                            ---------------------------------------------------

-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Mortgage Loans:             The collateral tables included in these
                            Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                            Date (the "Statistical Pool"). It is expected that
                            (a) additional mortgage loans will be included in the pool of Mortgage Loans delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or may become ineligible for transfer to the Trust on the Closing Date (the
                            "Closing Date Pool"). The characteristics of the
                            Closing Date Pool will vary from the
                            characteristics of the Statistical Pool described herein, although such difference is not expected to be material. See the attached collateral descriptions for additional information.

                            As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $560,600,615 of which: (i) approximately $206,117,132 were conforming balance fixed and adjustable rate mortgage loans made to credit blemished borrowers (the "Group 1 Statistical Mortgage Loans") and
                            (ii) approximately $354,483,483 were fixed and adjustable rate mortgage loans made to credit blemished borrowers (the "Group 2 Statistical Mortgage Loans" and, together with the Group 1 Statistical Mortgage Loans, the "Statistical Mortgage Loans").

Pre-Funded Amount:          A deposit of not more than $[175,000,000] (the
                            "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing
                            Date. From the Closing Date through February [13],
                            2006 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans
                            (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                            $[254,000,000] of mortgage loans with conforming balances (the "Group 1 Mortgage Loans") and approximately $[446,000,000] of mortgage loans
                            (the "Group 2 Mortgage Loans"). Any portion of the
                            Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:          The "Pass-Through Rate" for each class of
                            Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:              The "Adjusted Net Mortgage Rate" for each Mortgage
                            Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate
                            (such sum, the "Expense Fee Rate").

Net Rate Cap:               The "Net Rate Cap" is generally equal to the
                            following:

                            ---------------------------------------------------
                            1-A The weighted average Adjusted Net Mortgage Rate of the Group 1
                                            Mortgage Loans (adjusted to an
                                            effective rate reflecting the
                                            accrual of interest on an
                                            actual/360 basis) minus the
                                            percentage equivalent of a
                                            fraction, the numerator of which
                                            is (x) the product of (a) the Net
                                            Swap Payment (multiplied by 360
                                            divided by the actual number of
                                            days in the related accrual
                                            period) or Swap Termination
                                            Payment (other than a Swap
                                            Termination Payment due to a Swap
                                            Provider Trigger Event) owed by
                                            the trust and (b) a fraction, the
                                            numerator of which is the net
                                            interest funds for Loan Group 1
                                            and the denominator of which is
                                            the net interest funds for Loan
                                            Group 1 and Loan Group 2 and the
                                            denominator of which is (y) the
                                            sum of the aggregate Stated
                                            Principal Balance of the Group 1
                                            Mortgage Loans plus the amounts in
                                            the Pre-Funding Account allocable
                                            to the Group 1 Mortgage Loans.
                            ---------------------------------------------------
                            2-A The weighted average Adjusted Net Mortgage Rate of the Group 2
                                            Mortgage Loans (adjusted to an
                                            effective rate reflecting the
                                            accrual of interest on an
                                            actual/360 basis) minus the
                                            percentage equivalent of a
                                            fraction, the numerator of which
                                            is (x) the
                            ---------------------------------------------------

-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            ---------------------------------------------------
                                            product of (a) the Net Swap
                                            Payment (multiplied by 360 divided
                                            by the actual number of days in
                                            the related accrual period) or
                                            Swap Termination Payment (other
                                            than a Swap Termination Payment
                                            due to a Swap Provider Trigger
                                            Event) owed by the trust and (b) a
                                            fraction, the numerator of which
                                            is the net interest funds for Loan
                                            Group 2 and the denominator of
                                            which is the net interest funds
                                            for Loan Group 1 and Loan Group 2
                                            and the denominator of which is
                                            (y) the sum of the aggregate
                                            Stated Principal Balance of the
                                            Group 2 Mortgage Loans plus the
                                            amounts in the Pre-Funding Account
                                            allocable to the Group 2 Mortgage
                                            Loans.
                            ---------------------------------------------------
                            Floating Rate   The weighted average of the Net
                            Subordinate     Rate Cap for the Class 1-A
                                            Certificates and the Net Rate Cap
                                            for the Class 2-A Certificates,
                                            weighted on the basis of the
                                            excess of the sum of the aggregate
                                            stated principal balance of the
                                            Group 1 Mortgage Loans plus the
                                            amounts in the Pre-Funding Account
                                            allocable to the Group 1 Mortgage
                                            Loans and the sum of the aggregate
                                            stated principal balance of the
                                            Group 2 Mortgage Loans plus the
                                            amounts in the Pre-Funding Account
                                            allocable to the Group 2 Mortgage
                                            Loans over the aggregate principal
                                            balance of the Class 1-A
                                            Certificates and Class 2-A
                                            Certificates, respectively.
                            ---------------------------------------------------

Net Rate Carryover:         For any Class of Senior Certificates or
                            Subordinate Certificates and any Distribution
                            Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable
                            Pass-Through Rate had not been limited by the Net
                            Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                            Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate
                            Carryover will be paid to the extent available from proceeds received on the Swap Contract (if any) and Excess Cashflow remaining from both loan groups, as described under the heading
                            "Certificates Priority of Distributions" below.

Credit Enhancement:         The Trust will include the following credit
                            enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                            Certificates, as the case may be:
                               1)   Subordination
                               2)   Overcollateralization
                               3)   Excess Cashflow
                               4)   Mortgage Insurance
                               5)   Swap Payments (if any)

     ------------------------------------------------------------------------
                                                                  Target
                                       Initial Target        Subordination at
          Class        S&P/Moody's    Subordination (a)         Stepdown
     --------------   -------------  ------------------    ------------------
         Senior
      Certificates        AAA/Aaa           11.60%              23.20%
     ------------------------------------------------------------------------
      M-1                [AA+/Aa1]           9.30%              18.60%
     ------------------------------------------------------------------------
      M-2                [AA+/Aa2]           7.25%              14.50%
     ------------------------------------------------------------------------
      M-3                [AA/Aa3]            6.00%              12.00%
     ------------------------------------------------------------------------
      M-4                [AA-/A1]            4.95%              9.90%
     ------------------------------------------------------------------------
      M-5                 [A+/A2]            3.90%              7.80%
     ------------------------------------------------------------------------
      M-6                 [A/A3]             3.00%              6.00%
     ------------------------------------------------------------------------
      M-7                [A/Baa1]            2.25%              4.50%
     ------------------------------------------------------------------------
      M-8                [A-/Baa2]           1.60%              3.20%
     ------------------------------------------------------------------------
      B                 [BBB+/Baa3]          0.60%              1.20%
     ------------------------------------------------------------------------

       a. Initial Overcollateralization at closing is 0.60%. Does not include any credit for Excess Interest.


Subordination:              The Subordinate Certificates will be subordinate
                            to, and provide credit support for, the Senior
                            Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                            M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any. . In addition, the Class 2-A-2M Certificates will provide additional credit

-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            support to the Class 2-A-2 Certificates and the Class 2-A-3M Certificates will provide additional credit support to the Class 2-A-3 Certificates.

Overcollateralization:      On the Closing Date, the principal balance of the
                            Mortgage Loans will exceed the principal balance of the Certificates, resulting in
                            Overcollateralization equal to the initial
                            Overcollateralization Target (as defined below).
                            Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                            Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                            Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 0.60% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 0.60%.

                            On or after the Stepdown Date, the
                            Overcollateralization Target will be equal to 1.20% of the principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount.

Excess Cashflow:            "Excess Cashflow" for any Distribution Date will
                            be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Mortgage Insurance:         As of the Statistical Pool Calculation Date,
                            approximately 40.57% of the Statistical Mortgage
                            Loans are covered by a private mortgage insurance policy issued by PMI (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of 90.01% to 95.00%, and 35% for Loan-to-value ratios of 95.01 to 100.00%. A similar percentage of the final pool will be covered.

Swap Contract:              On the Closing Date, Countrywide will enter into
                            and then assign to the Trust a Swap Contract with a scheduled notional amount as shown in an appendix hereto. Under the Swap Contract, the Trust will be obligated to pay an amount, solely from collections on the Group 1 and Group 2
                            Mortgage Loans, equal to [4.87]% per annum on the lesser of (a) the notional amount as set forth in the Swap Contract and (b) the aggregate principal balance of the Offered Certificates, to the swap provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month
                            LIBOR on the lesser of (a) the notional amount as set forth in the Swap Contract and (b) the aggregate principal balance of the Offered
                            Certificates, from the swap provider (on an actual/360 basis), until the Swap Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party
                            (the "Net Swap Payment") on each Distribution
                            Date. Any Net Swap Payment due to the swap provider on any Distribution Date will generally be paid prior to Certificateholders. Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the swap administrator and amounts on deposit in the Swap
                            Account will be distributed as described under "Swap Account" below. Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment
                            (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent
                            Distribution Date until paid in full. In the event that the Trust is required to make a Swap
                            Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Trigger Event:              A "Trigger Event" will be in effect on a
                            Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Delinquency Trigger:        With respect to the Certificates, a "Delinquency
                            Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the three month rolling average 60+ day delinquency percentage
                            (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds
                            [43.60]% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                            Date, over (ii) the aggregate certificate principal balance of the Senior Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                            Date.

Cumulative Loss Trigger:    A "Cumulative Loss Trigger" will be in effect on a
                            Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date Principal Balance of the Mortgage Loans and the Pre-Funded Amount, as set forth below:

            Period (month)  Percentage
            --------------  ----------
            25 - 36         [0.55]% with respect to January 2008, plus an
                            additional 1/12th of [0.65]% for each month
                            thereafter
            37 - 48         [1.20]% with respect to January 2009, plus an
                            additional 1/12th of [0.30]% for each month
                            thereafter
            49 - 60         [1.50]% with respect to January 2010, plus an
                            additional 1/12th of [0.50]% for each month
                            thereafter
            61 - 72         [2.00]% with respect to January 2011, plus an
                            additional 1/12th of [0.50]% for each month
                            thereafter
            73+             [2.50]%

Stepdown Date:              The earlier to occur of:
                               (i)  The Distribution Date on which the
                                        aggregate certificate principal
                                        balance of Senior Certificates is
                                        reduced to zero; and
                               (ii) The later to occur of:
                                        a.   The Distribution Date in January
                                        2009
                                        b.   The first Distribution Date on
                                        which the aggregate certificate
                                        principal balance of the Senior
                                        Certificates is less than or equal to
                                        76.80% of the aggregate principal
                                        balance of the Mortgage Loans for such
                                        Distribution Date.

Allocation of Losses:       Any realized losses on the Mortgage Loans (after
                            collections on the MI Policy) not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate
                            Certificates, in the following order: to the Class
                            B, Class M-8, Class M-7, Class M-6, Class M-5,
                            Class M-4, Class M-3, Class M-2 and Class M-1
                            Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero. In addition, if the aggregate certificate principal balance of the Subordinate Certificates is reduced to zero as a result of the allocation of realized losses, any additional realized losses to the Group 1 Mortgage
                            Loans will be allocable to the Class 1-A
                            Certificates and any additional realized losses to the Group 2 Mortgage Loans will be allocable pro rata to each class of Class 2-A Certificates based on their respective certificate principal balances until the certificate principal balances thereof are reduced to zero. Provided however, any losses applied to the Class 2-A-2 will first be applied to the Class 2-A-2M Certificates until the Certificate principal balance is reduced to zero and any losses applied to the Class 2-A-3 will first be applied to the Class 2-A-3M Certificates until the Certificate principal balance is reduced to zero.



Certificates Priority
-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------
of Distributions:           Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1) From available funds from the Group 1 and Group 2 Mortgage Loans, to the Swap Account, any Net Swap Payment and Swap Termination Payment for such Distribution Date (other than any Swap Termination Payment resulting from a swap provider trigger event) owed to the Swap Provider;
                            2) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, pro rata based on their respective entitlements, current and unpaid interest, (ii) from any remaining interest funds related to all of the Mortgage Loans to pay the Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
                            Certificates;
                            3)   Principal funds, sequentially, as follows:
                            (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans to pay the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans to the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
                            Certificates, each as described more fully under "Principal Paydown" below;
                            4)   Any Excess Cashflow to the Senior
                            Certificates and/or the Subordinate Certificates (as applicable) to maintain or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                            5) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M5, Class M-6, Class M-7, Class M-8 and
                            Class B Certificates;
                            6) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates, payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                            7) To the Non-Offered Certificates, any remaining amount as described in the Pooling and Servicing Agreement.

Principal Paydown:          Prior to the Stepdown Date or if a Trigger Event
                            is in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class
                            M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                            Class M-8 and Class B Certificates. If, prior to the Stepdown Date or in a period when a Trigger
                            Event is in effect, one group of Senior
                            Certificates are retired prior to the other group of Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the prospectus supplement).

                            On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 23.20% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 18.60% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 14.50% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 12.00% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 9.90% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 7.80% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 6.00% Subordination, (viii) eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have 4.50% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 3.20% Subordination and (x) tenth, to the Class B Certificates

-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------
                            such that the Class B Certificates will have 1.20% Subordination; provided, however, that the subordination will be subject to the O/C Floor.

Class 2-A
Principal Distributions:    Principal distributed on the Class 2-A
                            Certificates will be applied sequentially (i) to the Class 2-A-1, (ii) pro rata, to the Class 2-A-2 and Class 2-A-2M and (iii) pro rata, to the Class
                            2-A-3 and Class 2-A-3M Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.


Swap Account:               Funds deposited into the Swap Account on a
                            Distribution Date will include:

                               (i)  the Net Swap Payment owed to the swap
                               provider for such Distribution Date,
                               (ii) any Net Swap Payment received from the swap provider for such Distribution Date,

                            On each Distribution Date, following the distribution of any Excess Cashflow, payments will generally be distributed from the Swap Account as follows:

                               (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap Agreement for such Distribution Date;
                               (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;
                               (iii) to the Senior Certificates, any unpaid interest, pro rata;
                               (iv) to the Subordinate Certificates,
                               sequentially in the order of their payment priority, any unpaid interest;
                               (v) to the Senior Certificates and the
                               Subordinate Certificates (as described above under "Certificates Priority of Distributions") any amount necessary to restore or maintain O/C;
                               (vi) an amount equal to any remaining unpaid
                               Net Rate Carryover with respect to the Senior Certificates and Subordinate Certificates, pro rata, based on the remaining unpaid Net Rate Carryover for each such certificates;
                               (vii) to the Senior Certificates, pro rata, any remaining unpaid realized loss amounts; and
                               (viii) to the Subordinate Certificates,
                               sequentially, any remaining unpaid realized loss amounts; and
                               (ix) to the swap provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.

[Discount Margin Tables, Swap Contract Schedule, Available Funds Schedules and Collateral Tables to Follow]


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                        Discount Margin Tables (%) (1)

Class 2-A-1 (To Call)
---------------------------------------------------------
Margin               0.10%
---------------------------------------------------------
Percent of Pricing    50%    75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          10     10      10     10     10
---------------------------------------------------------
 WAL (yr)            1.71   1.25    1.00   0.85   0.74
 MDUR (yr)           1.63   1.20    0.97   0.82   0.73
 First Prin Pay     Jan06   Jan06  Jan06  Jan06   Jan06
 Last Prin Pay      Jan09   Apr08  Sep07  Jun07   Mar07
---------------------------------------------------------


Class 2-A-1 (To Maturity)
---------------------------------------------------------
 Margin              0.10%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00         10      10      10     10     10
---------------------------------------------------------
 WAL (yr)            1.71   1.25    1.00   0.85   0.74
 MDUR (yr)           1.63   1.20    0.97   0.82   0.73
 First Prin Pay     Jan06   Jan06  Jan06  Jan06   Jan06
 Last Prin Pay      Jan09   Apr08  Sep07  Jun07   Mar07
---------------------------------------------------------


Class 2-A-2 (To Call)
---------------------------------------------------------
 Margin              0.25%
---------------------------------------------------------
Percent of Pricing    50%    75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          25     25      25     25     25
---------------------------------------------------------
 WAL (yr)            5.83   3.96    3.00   2.38   1.99
 MDUR (yr)           5.00   3.56    2.77   2.23   1.88
 First Prin Pay     Jan09   Apr08  Sep07  Jun07   Mar07
 Last Prin Pay      May16   Dec12  Jan11  Nov09   Oct08
---------------------------------------------------------


Class 2-A-2 (To Maturity)
---------------------------------------------------------
 Margin              0.25%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          25     25      25     25     25
---------------------------------------------------------
 WAL (yr)            5.83   3.96    3.00   2.38   1.99
 MDUR (yr)           5.00   3.56    2.77   2.23   1.88
 First Prin Pay     Jan09   Apr08  Sep07  Jun07   Mar07
 Last Prin Pay      May16   Dec12  Jan11  Nov09   Oct08
---------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-A-2M (To Call)
---------------------------------------------------------
 Margin             0.34%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          34     34      34     34     34
---------------------------------------------------------
 WAL (yr)            5.83   3.96    3.00   2.38   1.99
 MDUR (yr)           4.98   3.55    2.76   2.23   1.88
 First Prin Pay     Jan09   Apr08  Sep07  Jun07   Mar07
 Last Prin Pay      May16   Dec12  Jan11  Nov09   Oct08
---------------------------------------------------------


Class 2-A-2M (To Maturity)
---------------------------------------------------------
Margin              0.34%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          34     34      34     34     34
---------------------------------------------------------
 WAL (yr)            5.83   3.96    3.00   2.38   1.99
 MDUR (yr)           4.98   3.55    2.76   2.23   1.88
 First Prin Pay     Jan09   Apr08  Sep07  Jun07   Mar07
 Last Prin Pay      May16   Dec12  Jan11  Nov09   Oct08
---------------------------------------------------------


Class 2-A-3 (To Call)
---------------------------------------------------------
 Margin             0.35%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          35     35      35     35     35
---------------------------------------------------------
 WAL (yr)           13.37   9.03    6.60   5.12   3.91
 MDUR (yr)           9.80   7.28    5.62   4.50   3.53
 First Prin Pay     May16   Dec12  Jan11  Nov09   Oct08
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class 2-A-3 (To Maturity)
---------------------------------------------------------
 Margin             0.35%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          38     39      40     40     41
---------------------------------------------------------
 WAL (yr)           15.68   10.87   8.06   6.25   4.84
 MDUR (yr)          10.79   8.28    6.54   5.30   4.23
 First Prin Pay     May16   Dec12  Jan11  Nov09   Oct08
 Last Prin Pay      Jan33   May27  Jun22  Dec18   Jun16
---------------------------------------------------------


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-A-3M (To Call)
---------------------------------------------------------
 Margin             0.45%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          45     45      45     45     45
---------------------------------------------------------
 WAL (yr)           13.37   9.03    6.60   5.12   3.91
 MDUR (yr)           9.74   7.24    5.60   4.49   3.52
 First Prin Pay     May16   Dec12  Jan11  Nov09   Oct08
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class 2-A-3M (To Maturity)
---------------------------------------------------------
 Margin             0.45%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          49     50      51     52     52
---------------------------------------------------------
 WAL (yr)           15.68   10.87   8.06   6.25   4.84
 MDUR (yr)          10.72   8.24    6.52   5.28   4.22
 First Prin Pay     May16   Dec12  Jan11  Nov09   Oct08
 Last Prin Pay      Jan33   May27  Jun22  Dec18   Jun16
---------------------------------------------------------


Class M-1 (To Call)
---------------------------------------------------------
 Margin             0.46%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          46     46      46     46     46
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.82   4.06   3.82
 MDUR (yr)           7.45   5.39    4.22   3.64   3.46
 First Prin Pay     Aug10   Feb09  Feb09  Mar09   Jun09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-1 (To Maturity)
---------------------------------------------------------
 Margin             0.46%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          47     47      48     48     47
---------------------------------------------------------
 WAL (yr)           10.41   7.05    5.30   4.42   4.12
 MDUR (yr)           7.79   5.73    4.53   3.90   3.69
 First Prin Pay     Aug10   Feb09  Feb09  Mar09   Jun09
 Last Prin Pay      Apr28   Dec21  Dec17  Apr15   Jun13
---------------------------------------------------------


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-2 (To Call)
---------------------------------------------------------
 Margin             0.48%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          48     48      48     48     48
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.81   4.02   3.66
 MDUR (yr)           7.44   5.38    4.21   3.60   3.33
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Apr09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-2 (To Maturity)
---------------------------------------------------------
 Margin             0.48%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          49     49      50     50     49
---------------------------------------------------------
 WAL (yr)           10.35   6.99    5.25   4.35   3.94
 MDUR (yr)           7.76   5.70    4.50   3.84   3.54
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Apr09
 Last Prin Pay      Apr27   Feb21  Mar17  Sep14   Dec12
---------------------------------------------------------


Class M-3 (To Call)
---------------------------------------------------------
 Margin             0.50%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          50     50      50     50     50
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.80   3.98   3.58
 MDUR (yr)           7.43   5.38    4.20   3.57   3.25
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Mar09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-3 (To Maturity)
---------------------------------------------------------
 Margin             0.50%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          51     51      51     51     51
---------------------------------------------------------
 WAL (yr)           10.28   6.94    5.19   4.28   3.83
 MDUR (yr)           7.73   5.67    4.46   3.79   3.44
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Mar09
 Last Prin Pay      Feb26   Feb20  Jun16  Feb14   Jun12
---------------------------------------------------------


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-4 (To Call)
---------------------------------------------------------
 Margin             0.72%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          72     72      72     72     72
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.80   3.98   3.55
 MDUR (yr)           7.34   5.33    4.17   3.55   3.21
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Feb09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-4 (To Maturity)
---------------------------------------------------------
 Margin             0.72%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          73     74      74     74     74
---------------------------------------------------------
 WAL (yr)           10.20   6.87    5.14   4.24   3.76
 MDUR (yr)           7.60   5.58    4.39   3.74   3.37
 First Prin Pay     Aug10   Feb09  Jan09  Feb09   Feb09
 Last Prin Pay      Mar25   May19  Nov15  Aug13   Feb12
---------------------------------------------------------


Class M-5 (To Call)
---------------------------------------------------------
 Margin             0.77%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          77     77      77     77     77
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.80   3.97   3.51
 MDUR (yr)           7.32   5.32    4.16   3.53   3.17
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Feb09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-5 (To Maturity)
---------------------------------------------------------
 Margin             0.77%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          78     78      79     79     79
---------------------------------------------------------
 WAL (yr)           10.08   6.78    5.07   4.17   3.67
 MDUR (yr)           7.54   5.52    4.34   3.68   3.30
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Feb09
 Last Prin Pay      Mar24   Jul18  Apr15  Mar13   Sep11
---------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-6 (To Call)
---------------------------------------------------------
 Margin             0.85%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
 DM @ 100-00          85     85      85     85     85
---------------------------------------------------------
 WAL (yr)            9.61   6.43    4.80   3.95   3.51
 MDUR (yr)           7.29   5.31    4.15   3.51   3.17
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Feb09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-6 (To Maturity)
---------------------------------------------------------
 Margin             0.85%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
DM @ 100-00          86     86      86     86     86
---------------------------------------------------------
 WAL (yr)            9.91   6.65    4.97   4.07   3.61
 MDUR (yr)           7.43   5.43    4.27   3.60   3.25
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Feb09
 Last Prin Pay      Dec22   Aug17  Jul14  Aug12   Mar11
---------------------------------------------------------


Class M-7 (To Call)
---------------------------------------------------------
Margin              1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 98.76223      177     184    190    195     200
---------------------------------------------------------
 WAL (yr)            9.59   6.42    4.79   3.94   3.45
 MDUR (yr)           6.97   5.13    4.04   3.43   3.06
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Jun20   Oct15  Feb13  Jul11   May10
---------------------------------------------------------


Class M-7 (To Maturity)
---------------------------------------------------------
 Margin             1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 98.76223      178     184    190    196     200
---------------------------------------------------------
 WAL (yr)            9.65   6.46    4.83   3.96   3.47
 MDUR (yr)           7.00   5.15    4.07   3.44   3.08
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Jun21   Jul16  Sep13  Dec11   Sep10
---------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                        Preliminary Term Sheet for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-8 (To Call)
---------------------------------------------------------
 Margin             1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 96.05822      218     239    260    278     292
---------------------------------------------------------
 WAL (yr)            9.24   6.17    4.62   3.79   3.33
 MDUR (yr)           6.76   4.94    3.89   3.30   2.95
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Oct19   Apr15  Nov12  Apr11   Feb10
---------------------------------------------------------


Class M-8 (To Maturity)
---------------------------------------------------------
 Margin             1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 96.05822      218     239    260    278     292
---------------------------------------------------------
 WAL (yr)            9.24   6.17    4.62   3.79   3.33
 MDUR (yr)           6.76   4.94    3.89   3.30   2.95
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Oct19   Apr15  Nov12  Apr11   Feb10
---------------------------------------------------------


Class B (To Call)
---------------------------------------------------------
 Margin             1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 92.75205      281     328    375    408     423
---------------------------------------------------------
 WAL (yr)            7.86   5.22    3.92   3.33   3.11
 MDUR (yr)           5.98   4.30    3.37   2.92   2.75
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Oct17   Nov13  Oct11  Jun10   Jun09
---------------------------------------------------------


Class B (To Maturity)
---------------------------------------------------------
 Margin             1.60%
---------------------------------------------------------
Percent of Pricing   50%     75%    100%   125%    150%
Prepayment Speed

---------------------------------------------------------
  DM @ 92.75205      281     328    375    408     423
---------------------------------------------------------
 WAL (yr)            7.86   5.22    3.92   3.33   3.11
 MDUR (yr)           5.98   4.30    3.37   2.92   2.75
 First Prin Pay     Aug10   Feb09  Jan09  Jan09   Jan09
 Last Prin Pay      Oct17   Nov13  Oct11  Jun10   Jun09
---------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                  Class 2-A Available Funds Rate Schedule (1)
                  -------------------------------------------

       -----------------------------------------------------------------
                Available     Available            Available   Available
                 Funds          Funds                Funds       Funds
       Period    Rate (%)     Rate (%)    Period    Rate (%)   Rate (%)
       -----------------------------------------------------------------
                   (2)          (3)                  (2)         (3)
          1        6.66        16.38       50        8.77       17.47
          2        5.95        15.65       51        9.30       18.06
          3        5.97        15.64       52        8.76       17.36
          4        5.90        15.57       53        8.92       17.52
          5        6.19        15.85       54        8.76       17.58
          6        6.28        15.94       55        8.93       17.72
          7        6.32        15.99       56        8.58       9.86
          8        6.21        15.89       57        8.57       9.85
          9        6.18        15.88       58        8.84       10.16
         10        6.26        15.98       59        8.55       9.83
         11        6.23        15.98       60        8.83       10.32
         12        6.28        16.07       61        8.54       9.98
         13        6.21        16.02       62        8.53       9.97
         14        6.19        16.01       63        9.43       11.02
         15        6.33        16.14       64        8.51       9.94
         16        6.17        15.95       65        8.79       10.25
         17        6.21        15.95       66        8.50       9.91
         18        6.15        15.84       67        8.78       10.22
         19        6.19        15.81       68        8.48       9.88
         20        6.13        15.67       69        8.47       9.87
         21        6.12        15.60       70        8.75       10.18
         22        6.17        15.57       71        8.45       9.84
         23        6.14        15.46       72        8.74       10.15
         24        6.90        16.18       73        8.45       9.81
         25        6.89        15.96       74        8.44       9.80
         26        6.90        15.77       75        9.01       10.46
         27        7.09        15.79       76        8.42       9.77
         28        6.91        15.43       77        8.69       10.08
         29        7.02        15.37       78        8.41       9.74
         30        7.43        15.64       79        8.68       10.05
         31        7.61        15.77       80        8.39       9.71
         32        7.50        15.59       81        8.38       9.70
         33        7.50        15.55       82        8.65       10.01
         34        7.62        15.75       83        8.36       9.67
         35        7.50        15.76       84        8.64       9.98
         36        8.40        16.92       85        8.36       9.64
         37        8.29        16.78       86        8.35       9.63
         38        8.26        16.77
         39        8.69        17.19
         40        8.23        16.66
         41        8.36        16.71
         42        8.53        17.25
         43        8.70        17.41
         44        8.54        17.17
         45        8.54        17.12
         46        8.69        17.24
         47        8.53        17.03
         48        8.94        17.77
         49        8.78        17.53
       -----------------------------------------------------------------

   (1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
   (2) Assumes that 1-Month LIBOR starts at 4.339%, 6-Month LIBOR starts at 4.651% and increases to Forward Libor, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Swap Contract.
   (3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase to Forward Libor plus 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Swap Contract.
_______________________________________________________________________________

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------
                    Sub Available Funds Rate Schedule (1)


     ------------------------------------------------------------------
              Available    Available              Available   Available
               Funds          Funds                  Funds       Funds
     Period    Rate (%)     Rate (%)    Period      Rate (%)   Rate (%)
     ------------------------------------------------------------------
                 (2)          (3)                    (2)         (3)
        1        6.69        16.46         50        8.90       17.74
        2        5.99        15.73         51        9.44       18.34
        3        6.00        15.72         52        8.89       17.63
        4        5.93        15.65         53        9.05       17.79
        5        6.22        15.93         54        8.89       17.81
        6        6.32        16.02         55        9.06       18.05
        7        6.35        16.07         56        8.71       10.05
        8        6.24        15.97         57        8.70       10.04
        9        6.22        15.96         58        8.98       10.36
       10        6.29        16.06         59        8.68       10.02
       11        6.26        16.07         60        8.97       10.50
       12        6.31        16.15         61        8.67       10.19
       13        6.24        16.11         62        8.66       10.18
       14        6.22        16.10         63        9.58       11.25
       15        6.37        16.23         64        8.65       10.15
       16        6.20        16.04         65        8.93       10.47
       17        6.24        16.04         66        8.64       10.12
       18        6.18        15.93         67        8.92       10.45
       19        6.23        15.90         68        8.62       10.10
       20        6.17        15.76         69        8.61       10.08
       21        6.16        15.68         70        8.89       10.40
       22        6.21        15.67         71        8.59       10.06
       23        6.18        15.57         72        8.88       10.38
       24        6.94        16.26         73        8.59       10.03
       25        6.93        16.05         74        8.58       10.01
       26        6.93        15.86         75        9.16       10.69
       27        7.13        15.88         76        8.56       9.99
       28        6.95        15.52         77        8.83       10.31
       29        7.06        15.47         78        8.55       9.96
       30        7.46        15.70         79        8.83       10.28
       31        7.64        15.82         80        8.53       9.93
       32        7.52        15.65         81        8.52       9.92
       33        7.53        15.60         82        8.80       10.24
       34        7.64        15.80         83        8.51       9.89
       35        7.53        15.82         84        8.79       10.21
       36        8.37        16.90         85        8.50       9.86
       37        8.35        16.92         86        8.49       9.85
       38        8.33        16.92
       39        8.76        17.35
       40        8.29        16.82
       41        8.43        16.89
       42        8.58        17.36
       43        8.81        17.61
       44        8.65        17.38
       45        8.64        17.33
       46        8.80        17.45
       47        8.64        17.24
       48        9.03        17.94
       49        8.90        17.79

       -----------------------------------------------------------------

   (1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
   (2) Assumes that 1-Month LIBOR starts at 4.339%, 6-Month LIBOR starts at 4.651% and increases to Forward Libor, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Swap Contract.
   (3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase to Forward Libor plus 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Swap Contract.
_______________________________________________________________________________

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



   -----------------------------------------------------------------------
                        Swap Schedule and Strike Rates
   -----------------------------------------------------------------------

               Notional                         Notional
   Period    Schedule ($)   Strike (%) Period   Schedule ($)  Strike (%)
   --------------------------------------------------------------------
      1       683,900,000    4.87%       31     294,538,404    4.87%
      2       678,279,589    4.87%       32     284,927,723    4.87%
      3       671,825,397    4.87%       33     275,680,188    4.87%
      4       664,545,185    4.87%       34     266,783,268    4.87%
      5       656,449,896    4.87%       35     258,224,881    4.87%
      6       647,553,671    4.87%       36     249,993,382    4.87%
      7       637,873,846    4.87%       37     239,222,793    4.87%
      8       627,567,887    4.87%       38     229,034,002    4.87%
      9       616,523,094    4.87%       39     219,369,963    4.87%
      10      604,766,201    4.87%       40     210,203,051    4.87%
      11      592,326,936    4.87%       41     201,507,220    4.87%
      12      579,464,661    4.87%       42     193,257,917    4.87%
      13      566,079,001    4.87%       43     186,936,923    4.87%
      14      552,075,495    4.87%       44     180,858,248    4.87%
      15      537,544,845    4.87%       45     175,013,983    4.87%
      16      522,548,849    4.87%       46     169,396,200    4.87%
      17      507,130,844    4.87%       47     163,997,254    4.87%
      18      491,335,950    4.87%       48     158,809,768    4.87%
      19      475,212,154    4.87%       49     153,737,094    4.87%
      20      459,581,734    4.87%       50     148,740,654    4.87%
      21      444,515,014    4.87%       51     143,928,670    4.87%
      22      429,992,556    4.87%       52     139,295,099    4.87%
      23      415,995,613    4.87%       53     134,834,101    4.87%
      24      402,506,099    4.87%       54     130,540,034    4.87%
      25      383,662,581    4.87%       55     126,366,884    4.87%
      26      366,019,669    4.87%
      27      349,337,125    4.87%
      28      333,560,615    4.87%
      29      318,639,078    4.87%
      30      304,524,523    4.87%
   -----------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                              Group 2

                                 ARM and Fixed         $354,483,483

                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                  Range
(As of Calculation Date)                                          -----

Total Number of Loans                         1,180
Total Outstanding Balance              $354,483,483
Average Loan Balance                       $300,410        $29,854 to $812,000
WA Mortgage Rate                             7.048%         5.000% to 10.500%
Net WAC                                      6.297%         2.734% to 9.491%
ARM Characteristics
     WA Gross Margin                         6.516%         3.550% to 9.450%
     WA Months to First Roll                     28              6 to 36
     WA First Periodic Cap                   1.793%         1.000% to 6.000%
     WA Subsequent Periodic Cap              1.408%         1.000% to 3.000%
     WA Lifetime Cap                        13.997%        11.350% to 17.375%
     WA Lifetime Floor                       7.130%         1.000% to 10.375%
WA Original Term (months)                       360            180 to 360
WA Remaining Term (months)                      359            179 to 360
WA LTV                                       82.55%         26.07% to 100.00%
   Percentage of Pool with CLTV > 100%        0.00%
   WA Effective LTV (Post MI)                75.23%
   Second Liens w/100% CLTV                   0.00%
WA FICO                                         680

Secured by (% of pool) 1st Liens            100.00%
                       2nd Liens              0.00%
Prepayment Penalty at Loan Orig              82.47%
   (% of all loans)





 Top 5 States     Top 5 Prop:        Doc Types:       Purpose Codes      Occ Codes        Grades      Orig PP Term
 ------------    --------------   ----------------   ---------------   -------------   ------------   -------------
 CA     52.73%   SFR     65.94%   STATED I  52.19%   PUR      67.43%   OO     97.05%    A   100.00%     0     17.53%
 FL      8.13%   PUD     17.30%   FULL      47.81%   RCO      30.31%   INV     2.38%                   12      4.03
 VA      4.18%   CND     10.20%                      RNC       2.27%   2H      0.58%                   24     38.20
 WA      4.13%   2 FAM    4.30%                                                                        30      0.07
 NV      3.08%   CNDP     1.49%                                                                        36     18.53
                                                                                                       60     21.64



______________________________________________________________________________________________________
    THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE  SECURITIES  CORPORATION AND NOT
    BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                                  2-1

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                                 Group 2

                                  ARM and Fixed           $354,483,483

                                             Detailed Report
--------------------------------------------------------------------------------------------------------
                                                 Program
--------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE     LOANS    TOTAL     BALANCE      WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------
 30Y LIB6M                     $953,145         2     0.27    $476,573    7.865   360.00     709    89.3
 2/28 LIB6M                  $9,068,984        31     2.56    $292,548    7.795   359.10     693    92.6
 2/28 LIB6M - IO - 24       $97,161,897       303    27.41    $320,666    7.070   359.33     675    81.1
 2/28 LIB6M - IO - 60       $52,365,842       159    14.77    $329,345    7.138   359.24     687    80.5
 3/27 LIB6M                  $7,901,495        36     2.23    $219,486    7.326   358.48     683    95.0
 3/27 LIB6M - IO - 36       $60,757,718       186    17.14    $326,654    7.103   359.44     681    81.6
 3/27 LIB6M - IO - 60       $31,642,556       104     8.93    $304,255    7.283   359.31     675    81.1
 15Yr Fixed                    $874,341         7     0.25    $124,906    6.861   179.64     661    87.5
 30Yr Fixed                 $45,311,200       186    12.78    $243,609    6.816   359.38     680    88.9
 30Yr Fixed - CC             $4,594,209        25     1.30    $183,768    7.953   359.28     673    88.7
 30Yr Fixed - IO - 60       $43,852,096       141    12.37    $311,008    6.572   359.62     684    78.7
--------------------------------------------------------------------------------------------------------
                           $354,483,483     1,180   100.00    $300,410    7.048   358.91     680    82.5
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                              Original Term
--------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE     LOANS    TOTAL     BALANCE      WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------
 ARM 360                    $259,851,637      821    73.30    $316,506    7.153   359.31     680    82.0
 FIXED 180                      $874,341        7     0.25    $124,906    6.861   179.64     661    87.5
 FIXED 360                   $93,757,505      352    26.45    $266,357    6.757   359.49     681    84.1
--------------------------------------------------------------------------------------------------------
                            $354,483,483    1,180   100.00    $300,410    7.048   358.91     680    82.5
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                CURRENT    # OF     % OF    AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE    LOANS    TOTAL    BALANCE      WAC    TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------
 $25,000.01 - $50,000.00         $79,854      2     0.02     $39,927    8.827  358.88     654    88.7
 $50,000.01 - $75,000.00      $1,009,988     16     0.28     $63,124    8.586  359.17     670    93.6
 $75,000.01 - $100,000.00     $3,555,772     41     1.00     $86,726    7.575  337.41     669    90.2
 $100,000.01 - $150,000.00    $9,531,872     77     2.69    $123,791    7.395  359.23     676    86.6
 $150,000.01 - $200,000.00   $27,302,331    154     7.70    $177,288    7.408  359.24     677    84.3
 $200,000.01 - $250,000.00   $41,028,313    182    11.57    $225,430    7.162  357.40     681    83.0
 $250,000.01 - $300,000.00   $45,147,228    165    12.74    $273,620    6.941  359.33     683    82.2
 $300,000.01 - $350,000.00   $42,355,127    131    11.95    $323,322    6.894  359.33     679    81.9
 $350,000.01 - $400,000.00   $54,366,871    144    15.34    $377,548    7.000  359.47     677    81.2
 $400,000.01 - $450,000.00   $48,003,203    113    13.54    $424,807    6.909  359.46     681    82.9
 $450,000.01 - $500,000.00   $32,747,871     69     9.24    $474,607    7.052  359.26     681    81.7
 $500,000.01 - $550,000.00   $20,999,190     40     5.92    $524,980    7.180  359.14     687    84.4
 $550,000.01 - $600,000.00   $13,609,932     24     3.84    $567,081    6.888  359.62     681    78.5
 $600,000.01 - $650,000.00    $6,239,219     10     1.76    $623,922    7.003  359.80     676    83.4
 $650,000.01 - $700,000.00    $4,667,750      7     1.32    $666,821    6.615  360.00     682    84.4
 $700,000.01 - $750,000.00    $1,451,762      2     0.41    $725,881    7.117  356.52     659    79.5
 $750,000.01 - $800,000.00    $1,575,200      2     0.44    $787,600    7.474  358.49     673    80.0
 $800,000.01 - $850,000.00      $812,000      1     0.23    $812,000    7.050  360.00     712    75.5


______________________________________________________________________________________________________
    THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE  SECURITIES  CORPORATION AND NOT
    BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                                    2-2

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                                 Group 2

                                  ARM and Fixed           $354,483,483

                                             Detailed Report
-------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
-------------------------------------------------------------------------------------------------------
                                CURRENT    # OF     % OF    AVERAGE     GROSS   REMG.             ORIG
 DESCRIPTION                    BALANCE    LOANS    TOTAL   BALANCE      WAC    TERM     FICO     LTV
-------------------------------------------------------------------------------------------------------
                           $354,483,483   1,180    100.00    $300,410    7.048  358.91    680     82.5
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                  State
-------------------------------------------------------------------------------------------------------
                                CURRENT    # OF    % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE    LOANS   TOTAL    BALANCE      WAC    TERM     FICO     LTV
-------------------------------------------------------------------------------------------------------
 Alabama                       $215,000       2      0.06    $107,500    7.664  360.00    703    96.2
 Alaska                        $630,000       2      0.18    $315,000    8.462  358.73    664   100.0
 Arizona                     $9,974,615      42      2.81    $237,491    7.479  357.84    674    82.7
 Arkansas                      $124,900       1      0.04    $124,900    8.450  360.00    698   100.0
 California                $186,908,892     511     52.73    $365,771    6.793  359.23    683    81.0
 Colorado                    $4,643,328      20      1.31    $232,166    6.987  359.18    668    85.2
 Connecticut                 $1,133,996       5      0.32    $226,799    7.115  359.46    668    88.9
 District of Columbia          $811,147       2      0.23    $405,573    7.501  359.38    669    72.9
 Florida                    $28,825,045     124      8.13    $232,460    7.411  359.37    680    84.9
 Georgia                     $1,900,240       6      0.54    $316,707    7.731  359.33    664    80.0
 Hawaii                      $7,454,600      20      2.10    $372,730    6.801  359.61    666    82.1
 Idaho                         $731,957       6      0.21    $121,993    7.774  359.72    674    89.3
 Illinois                    $8,959,586      35      2.53    $255,988    7.427  359.55    686    83.7
 Indiana                       $500,244       5      0.14    $100,049    8.046  359.26    673    95.1
 Kentucky                      $582,541       6      0.16     $97,090    8.217  335.25    668    90.3
 Maine                         $117,000       1      0.03    $117,000    8.600  360.00    645    90.0
 Maryland                    $8,587,508      25      2.42    $343,500    7.217  359.13    677    83.0
 Massachusetts               $3,301,622       9      0.93    $366,847    7.511  358.77    667    81.6
 Michigan                      $700,833       3      0.20    $233,611    8.134  359.36    654    88.1
 Minnesota                   $3,755,859      14      1.06    $268,276    7.763  359.29    683    89.2
 Missouri                    $1,367,827       7      0.39    $195,404    7.896  359.40    667    90.9
 Nebraska                      $495,480       3      0.14    $165,160    7.857  328.80    709    88.0
 Nevada                     $10,934,092      39      3.08    $280,361    7.285  359.47    677    80.2
 New Hampshire               $1,216,020       5      0.34    $243,204    6.893  359.91    667    85.5
 New Jersey                  $6,558,223      22      1.85    $298,101    7.482  358.56    663    86.5
 New Mexico                  $1,632,600       4      0.46    $408,150    7.706  360.00    661    82.3
 New York                   $10,113,196      27      2.85    $374,563    7.055  359.42    679    83.3
 North Carolina              $2,096,497       7      0.59    $299,500    7.239  358.88    715    87.2
 North Dakota                  $244,345       1      0.07    $244,345    6.500  360.00    690    80.0
 Ohio                        $1,384,803      13      0.39    $106,523    7.734  359.11    668    92.0
 Oklahoma                      $210,968       3      0.06     $70,323    7.571  357.72    676    97.6
 Oregon                      $2,489,759      11      0.70    $226,342    6.890  343.00    680    89.0
 Pennsylvania                $4,779,924      26      1.35    $183,843    7.221  359.17    673    87.6
 South Carolina                $735,684       5      0.21    $147,137    7.427  358.41    697    92.0
 South Dakota                  $123,500       1      0.03    $123,500    8.750  360.00    644    95.0
 Tennessee                   $3,635,414      22      1.03    $165,246    6.943  358.89    692    88.4
 Texas                       $3,734,587      23      1.05    $162,373    7.429  354.52    678    87.7
 Utah                        $1,735,152       9      0.49    $192,795    7.844  359.56    707    85.9
 Virginia                   $14,832,975      49      4.18    $302,714    7.449  358.19    675    81.5
 Washington                 $14,643,475      55      4.13    $266,245    7.032  358.99    679    83.2



______________________________________________________________________________________________________
    THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE  SECURITIES  CORPORATION AND NOT
    BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                                    2-3

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                                 Group 2

                                  ARM and Fixed           $354,483,483

                                             Detailed Report
--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE     LOANS    TOTAL     BALANCE      WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------
 West Virginia                 $608,300         2     0.17    $304,150     8.794  359.38     662    75.6
 Wisconsin                     $644,794         4     0.18    $161,199     8.491  359.29     699    94.9
 Wyoming                       $406,956         3     0.11    $135,652     7.231  357.27     655    93.7
--------------------------------------------------------------------------------------------------------
                           $354,483,483     1,180   100.00    $300,410     7.048  358.91     680    82.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE     LOANS    TOTAL     BALANCE      WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------
 <= 50.00                      $116,000         1     0.03    $116,000     6.700  360.00     661    26.1
 50.01 - 55.00               $2,297,000         9     0.65    $255,222     6.634  360.00     660    52.8
 55.01 - 60.00               $2,300,500         7     0.65    $328,643     6.172  359.91     684    57.2
 60.01 - 65.00               $4,312,399        11     1.22    $392,036     5.995  359.61     684    63.5
 65.01 - 70.00               $3,837,467        12     1.08    $319,789     6.538  359.69     675    68.4
 70.01 - 75.00              $10,176,306        30     2.87    $339,210     6.543  359.85     678    74.5
 75.01 - 80.00             $211,684,098       680    59.72    $311,300     7.059  359.36     680    79.9
 80.01 - 85.00              $33,427,828        99     9.43    $337,655     6.800  356.88     681    84.0
 85.01 - 90.00              $54,252,882       182    15.30    $298,093     7.123  358.87     678    89.5
 90.01 - 95.00              $11,904,688        50     3.36    $238,094     7.673  358.99     680    94.5
 95.01 - 100.00             $20,174,316        99     5.69    $203,781     7.500  356.57     686    99.9
--------------------------------------------------------------------------------------------------------
                           $354,483,483     1,180   100.00    $300,410     7.048  358.91     680    82.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                CURRENT      # OF     % OF     AVERAGE     GROSS   REMG.            ORIG
 DESCRIPTION                    BALANCE     LOANS    TOTAL     BALANCE      WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------
 4.501 - 5.000                 $221,212         1     0.06    $221,212     5.000  360.00     683    80.0
 5.001 - 5.500               $3,912,434        11     1.10    $355,676     5.426  358.78     695    78.4
 5.501 - 6.000              $33,299,428        98     9.39    $339,790     5.854  358.81     687    79.2
 6.001 - 6.500              $67,121,292       202    18.93    $332,284     6.331  358.82     687    81.5
 6.501 - 7.000              $95,697,390       311    27.00    $307,709     6.802  358.73     681    82.2
 7.001 - 7.500              $63,348,559       209    17.87    $303,103     7.279  359.25     677    83.2
 7.501 - 8.000              $49,301,222       187    13.91    $263,643     7.759  358.81     674    83.9
 8.001 - 8.500              $19,037,860        77     5.37    $247,245     8.298  358.79     671    84.3
 8.501 - 9.000              $15,071,355        55     4.25    $274,025     8.760  359.30     666    86.8
 9.001 - 9.500               $3,750,341        16     1.06    $234,396     9.220  359.75     663    87.2
 9.501 - 10.000              $2,815,915         9     0.79    $312,879     9.821  360.00     693    83.1
 10.001 - 10.500               $906,476         4     0.26    $226,619    10.288  359.92     687    93.9
--------------------------------------------------------------------------------------------------------
                           $354,483,483     1,180   100.00    $300,410     7.048  358.91     680    82.5
--------------------------------------------------------------------------------------------------------



______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION).



                                      2-4

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                              Group 2

                                                ARM and Fixed           $354,483,483

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF         AVERAGE     GROSS     REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL         BALANCE       WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                    $233,746,562       789     65.94        $296,257     6.969    358.75      681        82.6
PUD                                     $61,333,504       203     17.30        $302,135     7.186    359.34      677        82.8
CND                                     $36,156,833       121     10.20        $298,817     7.101    359.00      674        81.8
2 FAM                                   $15,247,987        44      4.30        $346,545     7.137    359.24      687        82.4
CNDP                                     $5,270,579        16      1.49        $329,411     8.072    359.20      678        82.5
4 FAM                                    $1,529,819         4      0.43        $382,455     7.593    359.60      717        82.9
3 FAM                                    $1,198,198         3      0.34        $399,399     7.410    359.86      690        87.7
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483     1,180    100.00        $300,410     7.048    358.91      680        82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE          WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                    $239,014,410       826     67.43     $289,364        7.165    359.24      682        82.5
RCO                                    $107,435,414       321     30.31     $334,690        6.788    358.12      676        82.3
RNC                                      $8,033,659        33      2.27     $243,444        7.034    359.63      684        86.2
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483     1,180    100.00     $300,410        7.048    358.91      680        82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE          WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                     $344,011,702     1,147     97.05     $299,923        7.028    358.93      679        82.5
INV                                      $8,421,617        26      2.38     $323,908        7.542    359.70      695        84.8
2H                                       $2,050,164         7      0.58     $292,881        8.294    352.10      734        87.7
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483     1,180    100.00     $300,410        7.048    358.91      680        82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE          WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                                  $874,341         7      0.25     $124,906        6.861    179.64      661        87.5
301 - 360                              $353,609,142     1,173     99.75     $301,457        7.048    359.35      680        82.5
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483     1,180    100.00     $300,410        7.048    358.91      680        82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE          WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                          $184,992,157       595     52.19     $310,911        7.341    358.93      680        81.5
FULL                                   $169,491,326       585     47.81     $289,729        6.728    358.89      680        83.6



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      2-5

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                              Group 2

                                                ARM and Fixed           $354,483,483

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483    1,180   100.00       $300,410     7.048     358.91      680      82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                $1,870,078        6     0.53       $311,680     7.359     359.47      805      87.4
781 - 800                                $3,426,235       12     0.97       $285,520     6.628     359.61      787      79.7
761 - 780                                $7,984,569       25     2.25       $319,383     6.526     359.56      771      84.3
741 - 760                               $11,030,533       34     3.11       $324,427     6.857     359.38      749      81.4
721 - 740                               $19,787,151       60     5.58       $329,786     6.857     359.40      730      83.5
701 - 720                               $34,823,917      112     9.82       $310,928     6.929     359.31      710      82.2
681 - 700                               $59,155,554      195    16.69       $303,362     6.927     359.04      689      82.5
661 - 680                               $97,245,237      326    27.43       $298,298     7.111     358.59      670      83.0
641 - 660                              $107,251,538      377    30.26       $284,487     7.143     358.69      650      82.2
621 - 640                               $11,908,672       33     3.36       $360,869     7.546     359.74      640      82.2
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483    1,180   100.00       $300,410     7.048     358.91      680      82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                      $354,483,483    1,180   100.00       $300,410     7.048     358.91      680      82.5
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483    1,180   100.00       $300,410     7.048     358.91      680      82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                       $62,126,950      192    17.53       $323,578     7.789     359.37      675      83.6
12                                      $14,295,161       44     4.03       $324,890     7.389     359.33      683      82.7
24                                     $135,402,631      427    38.20       $317,102     6.960     359.27      680      81.3
30                                         $241,592        1     0.07       $241,592     6.840     359.00      721      80.0
36                                      $65,695,053      210    18.53       $312,834     6.858     359.27      684      82.7
60                                      $76,722,097      306    21.64       $250,726     6.701     357.51      681      83.8
-----------------------------------------------------------------------------------------------------------------------------------
                                       $354,483,483    1,180   100.00       $300,410     7.048     358.91      680      82.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Months to Roll                (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                WA          CURRENT     # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                    MTR          BALANCE    LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                            6         $953,145        2     0.37       $476,573     7.865     360.00      709      89.3





_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      2-6

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                              Group 2

                                                ARM and Fixed           $354,483,483

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                   (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                WA        CURRENT       # OF     % OF        AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                    MTR        BALANCE      LOANS    TOTAL        BALANCE        WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
19 - 24                         23   $158,596,724        493    61.03       $321,697      7.134     359.29      680       81.6
25 - 31                         31       $753,948          2     0.29       $376,974      7.393     355.00      689       94.3
32 - 37                         35    $99,547,820        324    38.31       $307,246      7.176     359.36      679       82.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $259,851,637        821   100.00       $316,506      7.153     359.31      680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                       (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE        WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                            $648,212          2     0.25       $324,106      5.527     358.68      657       79.9
4.001 - 5.000                          $7,683,654         25     2.96       $307,346      6.069     359.74      684       76.6
5.001 - 6.000                         $74,542,894        218    28.69       $341,940      6.659     359.40      681       80.6
6.001 - 7.000                        $116,221,361        365    44.73       $318,415      7.089     359.26      683       82.1
7.001 - 8.000                         $47,482,838        167    18.27       $284,328      7.796     359.21      672       83.4
8.001 - 9.000                         $12,650,724         42     4.87       $301,208      8.852     359.25      673       86.3
9.001 - 10.000                           $621,955          2     0.24       $310,978      9.993     360.00      733       92.8
-----------------------------------------------------------------------------------------------------------------------------------
6.516                                $259,851,637        821   100.00       $316,506      7.153     359.31      680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE        WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                          $305,200          1     0.12       $305,200      5.350     359.00      675       80.0
11.501 - 12.000                        $3,789,822         13     1.46       $291,525      5.780     358.98      677       79.7
12.001 - 12.500                        $7,829,205         25     3.01       $313,168      6.105     358.95      699       80.9
12.501 - 13.000                       $20,836,752         65     8.02       $320,565      6.256     359.02      681       80.1
13.001 - 13.500                       $43,116,291        130    16.59       $331,664      6.513     359.18      683       81.1
13.501 - 14.000                       $75,166,983        232    28.93       $323,996      6.914     359.30      682       81.6
14.001 - 14.500                       $47,149,198        143    18.14       $329,715      7.338     359.28      679       82.5
14.501 - 15.000                       $30,624,229        109    11.79       $280,956      7.808     359.63      674       82.5
15.001 - 15.500                       $13,826,366         48     5.32       $288,049      8.334     359.53      670       82.7
15.501 - 16.000                       $10,729,107         34     4.13       $315,562      8.773     359.29      665       86.1
16.001 - 16.500                        $3,038,866         12     1.17       $253,239      9.214     359.93      664       88.1
16.501 - 17.000                        $2,675,664          7     1.03       $382,238      9.812     360.00      694       82.4
17.001 - 17.500                          $763,955          2     0.29       $381,978     10.272     360.00      692       94.1
-----------------------------------------------------------------------------------------------------------------------------------
13.997                               $259,851,637        821   100.00       $316,506      7.153     359.31      680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE        WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                    $953,145          2     0.37       $476,573      7.865     360.00      709       89.3


_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      2-7

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                              Group 2

                                                ARM and Fixed           $354,483,483

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC       TERM  FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                                 $205,342,266       638    79.02       $321,853      7.151     359.42   678       81.8
2.000                                   $4,943,876        14     1.90       $353,134      6.836     359.01   704       82.1
3.000                                  $48,192,350       166    18.55       $290,315      7.186     358.84   681       82.7
6.000                                     $420,000         1     0.16       $420,000      6.650     360.00   761       80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $259,851,637       821   100.00       $316,506      7.153     359.31   680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC       TERM  FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $48,276,986       163    18.58       $296,178      7.185     359.01   685       82.6
1.500                                 $211,344,651       657    81.33       $321,681      7.147     359.38   678       81.8
3.000                                     $230,000         1     0.09       $230,000      5.950     359.00   705       80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $259,851,637       821   100.00       $316,506      7.153     359.31   680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC       TERM  FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                                  $168,000         1     0.06       $168,000      7.550     360.00   648       80.0
4.001 - 5.000                             $820,162         3     0.32       $273,387      5.649     359.72   681       80.0
5.001 - 6.000                          $19,862,286        58     7.64       $342,453      5.938     358.82   678       79.6
6.001 - 7.000                         $115,220,114       352    44.34       $327,330      6.640     359.28   685       81.3
7.001 - 8.000                          $88,651,877       288    34.12       $307,819      7.491     359.36   677       82.3
8.001 - 9.000                          $28,134,814        96    10.83       $293,071      8.492     359.40   669       84.4
9.001 - 10.000                          $6,230,429        21     2.40       $296,687      9.467     359.86   676       84.9
> 10.000                                  $763,955         2     0.29       $381,978     10.272     360.00   692       94.1
-----------------------------------------------------------------------------------------------------------------------------------
                                      $259,851,637       821   100.00       $316,506      7.153     359.31   680       82.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC       TERM  FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/06                                     $953,145         2     0.37       $476,573      7.865     360.00   709       89.3
07/07                                   $1,725,984         5     0.66       $345,197      6.615     355.00   676       86.3
08/07                                   $1,829,659         5     0.70       $365,932      6.939     356.00   678       88.6
09/07                                   $7,540,141        21     2.90       $359,054      6.992     357.00   681       85.1
10/07                                  $12,044,259        36     4.64       $334,563      6.926     358.00   669       81.5
11/07                                  $50,364,679       165    19.38       $305,240      7.074     359.01   682       81.5
12/07                                  $85,092,002       261    32.75       $326,023      7.226     360.00   680       81.1
07/08                                     $753,948         2     0.29       $376,974      7.393     355.00   689       94.3
08/08                                   $1,863,848         5     0.72       $372,770      6.908     356.00   667       86.3
09/08                                   $8,851,300        28     3.41       $316,118      6.784     357.00   674       85.6



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      2-8

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                              Group 2

                                                ARM and Fixed           $354,483,483

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                (Excludes 359 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF          AVERAGE       GROSS     REMG.               ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL          BALANCE         WAC      TERM    FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/08                                  $6,733,445       23     2.59         $292,758       7.179    358.00     674       84.8
11/08                                 $16,268,426       63     6.26         $258,229       7.293    359.00     685       83.0
12/08                                 $65,830,801      205    25.33         $321,126       7.207    360.00     679       81.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $259,851,637      821   100.00         $316,506       7.153    359.31     680       82.0
-----------------------------------------------------------------------------------------------------------------------------------











_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      2-9

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                       Group 1 & 2

                                             ARM and Fixed       $560,600,615

                                                       Detailed Report
Summary of Loans in Statistical Calculation Pool                                                     Range
(As of Calculation Date)                                                                             -----
Total Number of Loans                                                      2,293
Total Outstanding Balance                                           $560,600,615
Average Loan Balance                                                    $244,483             $29,854 to  $812,000
WA Mortgage Rate                                                          7.135%              5.000% to  11.500%
Net WAC                                                                   6.329%              2.734% to  10.616%
ARM Characteristics
      WA Gross Margin                                                     6.529%              2.250% to  10.500%
      WA Months to First Roll                                                 28                   6 to  36
      WA First Periodic Cap                                               1.816%              1.000% to  7.000%
      WA Subsequent Periodic Cap                                          1.396%              1.000% to  3.000%
      WA Lifetime Cap                                                    14.041%             11.350% to  18.500%
      WA Lifetime Floor                                                   7.188%              1.000% to  11.500%
WA Original Term (months)                                                    360                 180 to  360
WA Remaining Term (months)                                                   359                 176 to  360
WA LTV                                                                    83.10%              20.51% to  100.00%
  Percentage of Pool with CLTV > 100%                                      0.00%
  WA Effective LTV (Post MI)                                              74.23%
  Second Liens w/100% CLTV                                                 0.00%
WA FICO                                                                      679

Secured by (% of pool)         1st Liens                                 100.00%
                               2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                          79.60%





-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:       Doc Types:          Purpose Codes     Occ Codes         Grades           Orig PP Term
  -------------      -----------       ----------          -------------     ---------         -------          ------------
CA     42.97%     SFR      66.12%   FULL     52.66%      PUR      55.25%    OO   93.63%      A   100.00%        0     20.40%
FL      8.96%     PUD      16.12%   STATED I 47.34%      RCO      41.62%    INV   4.92%                        12      4.19%
WA      4.33%     CND       9.67%                        RNC       3.14%    2H    1.45%                        24     38.30%
AZ      3.57%     2 FAM     5.31%                                                                              30      0.04%
VA      3.55%     CNDP      1.25%                                                                              36     23.38%
                                                                                                               60     13.69%


-----------------------------------------------------------------------------------------------------------------------------------



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A1

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                              $1,561,805          5     0.28       $312,361     7.846     360.00      702      88.2
2/28 LIB6M                            $23,587,105        123     4.21       $191,765     7.784     358.86      698      91.0
2/28 LIB6M - IO - 24                 $123,086,238        440    21.96       $279,741     7.086     359.36      673      81.3
2/28 LIB6M - IO - 60                  $99,403,334        371    17.73       $267,934     7.155     359.33      682      81.1
3/27 LIB6M                            $26,012,662        158     4.64       $164,637     7.600     358.72      690      93.1
3/27 LIB6M - IO - 36                  $87,909,884        336    15.68       $261,637     7.100     359.47      678      81.3
3/27 LIB6M - IO - 60                  $60,343,057        250    10.76       $241,372     7.328     359.44      675      81.8
15Yr Fixed                             $1,228,131         12     0.22       $102,344     7.357     179.17      669      89.2
30Yr Fixed                            $71,662,438        346    12.78       $207,117     6.988     359.38      679      89.4
30Yr Fixed - CC                        $5,919,657         35     1.06       $169,133     8.071     358.98      671      90.5
30Yr Fixed - IO - 60                  $59,886,304        217    10.68       $275,974     6.659     359.58      683      78.2
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483     7.135     358.96      679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                              $421,904,086      1,683    75.26       $250,686     7.213     359.32      679      82.6
FIXED 180                              $1,228,131         12     0.22       $102,344     7.357     179.17      669      89.2
FIXED 360                            $137,468,398        598    24.52       $229,880     6.892     359.45      680      84.6
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483     7.135     358.96      679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                  $357,624          8     0.06        $44,703     9.468     359.03      688      81.8
$50,000.01 - $75,000.00                $4,965,022         76     0.89        $65,329     8.522     350.27      687      91.8
$75,000.01 - $100,000.00              $12,879,095        146     2.30        $88,213     7.687     353.23      677      88.3
$100,000.01 - $150,000.00             $48,740,353        383     8.69       $127,259     7.512     358.83      677      85.6
$150,000.01 - $200,000.00             $69,390,996        394    12.38       $176,119     7.339     359.35      677      84.2
$200,000.01 - $250,000.00             $72,542,786        322    12.94       $225,288     7.164     358.16      681      82.9
$250,000.01 - $300,000.00             $78,779,235        287    14.05       $274,492     7.002     359.37      681      82.4
$300,000.01 - $350,000.00             $74,259,940        229    13.25       $324,279     6.978     359.38      677      82.6
$350,000.01 - $400,000.00             $62,411,021        166    11.13       $375,970     7.018     359.52      676      81.5
$400,000.01 - $450,000.00             $52,266,505        123     9.32       $424,931     6.911     359.44      681      82.9
$450,000.01 - $500,000.00             $34,139,985         72     6.09       $474,166     7.044     359.25      681      81.7
$500,000.01 - $550,000.00             $21,512,190         41     3.84       $524,688     7.175     359.16      687      84.5
$550,000.01 - $600,000.00             $13,609,932         24     2.43       $567,081     6.888     359.62      681      78.5
$600,000.01 - $650,000.00              $6,239,219         10     1.11       $623,922     7.003     359.80      676      83.4
$650,000.01 - $700,000.00              $4,667,750          7     0.83       $666,821     6.615     360.00      682      84.4
$700,000.01 - $750,000.00              $1,451,762          2     0.26       $725,881     7.117     356.52      659      79.5
$750,000.01 - $800,000.00              $1,575,200          2     0.28       $787,600     7.474     358.49      673      80.0
$800,000.01 - $850,000.00                $812,000          1     0.14       $812,000     7.050     360.00      712      75.5




_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A2

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE         WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293    100.00      $244,483       7.135    358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE         WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                $1,115,377         11      0.20      $101,398       7.899    350.15     683      91.9
Alaska                                 $1,149,800          5      0.21      $229,960       8.290    359.30     666      98.1
Arizona                               $20,008,295        104      3.57      $192,387       7.390    358.56     672      83.5
Arkansas                               $1,093,730          9      0.20      $121,526       8.113    358.82     673      97.1
California                           $240,914,242        711     42.97      $338,839       6.808    359.29     682      80.8
Colorado                              $10,736,862         56      1.92      $191,730       7.195    359.47     674      83.4
Connecticut                            $3,980,912         19      0.71      $209,522       7.434    358.98     678      86.2
Delaware                                 $841,920          5      0.15      $168,384       7.105    359.79     653      88.1
District of Columbia                   $1,169,547          3      0.21      $389,849       7.056    359.27     667      75.1
Florida                               $50,245,227        251      8.96      $200,180       7.513    359.33     679      84.9
Georgia                                $8,702,328         55      1.55      $158,224       7.837    359.20     672      86.1
Hawaii                                 $9,362,030         27      1.67      $346,742       6.892    359.60     666      82.1
Idaho                                  $1,221,467          9      0.22      $135,719       7.319    359.35     674      89.6
Illinois                              $17,660,839         85      3.15      $207,775       7.480    359.43     681      84.9
Indiana                                $1,681,090         15      0.30      $112,073       8.114    358.97     680      91.7
Iowa                                     $720,323          6      0.13      $120,054       7.227    359.46     673      90.9
Kansas                                   $555,250          4      0.10      $138,813       7.403    360.00     681      96.0
Kentucky                               $1,969,052         16      0.35      $123,066       7.430    351.55     681      89.2
Louisiana                                $218,175          2      0.04      $109,088       7.753    360.00     722      94.6
Maine                                    $117,000          1      0.02      $117,000       8.600    360.00     645      90.0
Maryland                              $16,218,072         61      2.89      $265,870       7.148    359.30     673      81.9
Massachusetts                          $7,780,333         27      1.39      $288,160       7.182    359.26     677      80.6
Michigan                               $6,915,683         48      1.23      $144,077       7.633    358.00     679      89.7
Minnesota                              $9,082,115         44      1.62      $206,412       7.518    359.36     683      87.7
Mississippi                              $309,238          3      0.06      $103,079       8.367    293.83     672      98.3
Missouri                               $3,780,759         28      0.67      $135,027       7.988    358.97     676      88.9
Montana                                  $752,031          4      0.13      $188,008       7.809    359.75     666      82.9
Nebraska                                 $792,935          6      0.14      $132,156       7.998    340.27     691      88.6
Nevada                                $17,919,332         76      3.20      $235,781       7.274    359.40     679      81.1
New Hampshire                          $2,300,764          9      0.41      $255,640       7.055    359.59     668      85.9
New Jersey                             $9,982,575         39      1.78      $255,963       7.571    358.77     666      86.3
New Mexico                             $2,529,829         12      0.45      $210,819       7.712    359.74     662      83.2
New York                              $18,651,443         61      3.33      $305,761       7.124    359.60     678      83.4
North Carolina                         $5,510,630         32      0.98      $172,207       7.226    359.22     696      85.8
North Dakota                             $244,345          1      0.04      $244,345       6.500    360.00     690      80.0
Ohio                                   $2,833,164         26      0.51      $108,968       7.719    359.34     673      88.2
Oklahoma                                 $274,718          4      0.05       $68,680       7.990    316.48     681      94.7
Oregon                                 $5,005,634         26      0.89      $192,524       6.991    351.43     671      86.4
Pennsylvania                           $8,538,429         53      1.52      $161,102       7.269    358.85     677      88.6
Rhode Island                           $1,003,518          4      0.18      $250,880       6.965    359.42     663      85.2




_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A3

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE          WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                         $2,419,252         17      0.43      $142,309        7.559    358.79     689      90.7
South Dakota                             $441,510          3      0.08      $147,170        7.290    360.00     669      88.2
Tennessee                              $5,170,044         37      0.92      $139,731        7.051    356.34     692      90.4
Texas                                  $8,023,559         61      1.43      $131,534        7.567    356.81     676      89.7
Utah                                   $3,352,113         20      0.60      $167,606        7.744    359.29     697      86.5
Vermont                                  $106,550          1      0.02      $106,550        6.875    360.00     676      78.3
Virginia                              $19,892,797         73      3.55      $272,504        7.436    358.50     675      81.6
Washington                            $24,274,924        103      4.33      $235,679        7.027    359.00     684      83.7
West Virginia                            $706,150          3      0.13      $235,383        8.753    359.46     660      78.3
Wisconsin                              $1,703,434         12      0.30      $141,953        9.162    359.65     716      91.0
Wyoming                                  $621,268          5      0.11      $124,254        7.029    358.05     667      89.8
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293    100.00      $244,483        7.135    358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE     GROSS        REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE       WAC         TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                               $2,167,982         12      0.39      $180,665     6.745       359.38     674      41.5
50.01 - 55.00                          $3,633,000         14      0.65      $259,500     6.633       359.93     669      52.7
55.01 - 60.00                          $4,138,200         16      0.74      $258,638     6.280       359.81     673      57.8
60.01 - 65.00                          $6,412,800         21      1.14      $305,371     6.209       359.62     686      63.2
65.01 - 70.00                          $6,382,967         25      1.14      $255,319     6.743       359.58     675      68.2
70.01 - 75.00                         $15,749,066         56      2.81      $281,233     6.648       359.75     676      74.2
75.01 - 80.00                        $294,703,530      1,110     52.57      $265,499     7.074       359.41     679      79.8
80.01 - 85.00                         $57,038,947        222     10.17      $256,932     6.909       357.56     679      84.1
85.01 - 90.00                        $110,130,204        471     19.65      $233,822     7.297       359.01     681      89.5
90.01 - 95.00                         $26,635,250        143      4.75      $186,260     7.789       359.01     678      94.5
95.01 - 100.00                        $33,608,669        203      6.00      $165,560     7.664       356.31     686      99.9
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293    100.00      $244,483     7.135       358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS        REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC         TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $376,212          2     0.07       $188,106     5.000       359.59     675      65.3
5.001 - 5.500                          $4,548,434         13     0.81       $349,880     5.413       358.62     698      78.6
5.501 - 6.000                         $45,744,128        153     8.16       $298,981     5.860       358.95     686      79.0
6.001 - 6.500                         $94,970,954        327    16.94       $290,431     6.333       358.92     685      81.1
6.501 - 7.000                        $148,162,144        571    26.43       $259,478     6.804       358.96     680      82.6
7.001 - 7.500                        $107,575,464        446    19.19       $241,201     7.297       359.31     677      83.6
7.501 - 8.000                         $85,676,578        399    15.28       $214,728     7.770       358.73     674      84.7
8.001 - 8.500                         $31,590,949        159     5.64       $198,685     8.286       359.05     673      85.5
8.501 - 9.000                         $25,963,386        130     4.63       $199,718     8.764       358.82     670      88.1
9.001 - 9.500                          $6,676,933         40     1.19       $166,923     9.231       356.07     666      88.2
9.501 - 10.000                         $5,221,275         26     0.93       $200,818     9.777       359.56     687      84.5




_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A4

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF         AVERAGE     GROSS     REMG.                  ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL         BALANCE       WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                        $2,507,553          17      0.45        $147,503    10.262    359.85      697         92.2
10.501 - 11.000                        $1,233,664           8      0.22        $154,208    10.718    360.00      703         91.4
11.001 - 11.500                          $352,942           2      0.06        $176,471    11.283    360.00      682         84.2
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615       2,293    100.00        $244,483     7.135    358.96      679         83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE        GROSS     REMG.                  ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL      BALANCE          WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $370,675,498       1,558     66.12     $237,918        7.071    358.81      679         83.2
PUD                                   $90,380,139         354     16.12     $255,311        7.213    359.30      678         83.1
CND                                   $54,220,854         229      9.67     $236,772        7.225    359.11      677         82.4
2 FAM                                 $29,748,300         100      5.31     $297,483        7.268    359.34      683         83.2
CNDP                                   $7,018,229          25      1.25     $280,729        8.016    359.06      677         82.8
3 FAM                                  $5,107,801          16      0.91     $319,238        7.343    359.71      685         83.8
4 FAM                                  $3,449,795          11      0.62     $313,618        7.315    359.34      707         80.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615       2,293    100.00     $244,483        7.135    358.96      679         83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE        GROSS     REMG.                  ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL      BALANCE          WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                  $309,720,163       1,270     55.25     $243,874        7.258    359.23      683         83.1
RCO                                  $233,304,540         933     41.62     $250,058        6.977    358.56      674         82.8
RNC                                   $17,575,911          90      3.14     $195,288        7.056    359.42      682         87.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615       2,293    100.00     $244,483        7.135    358.96      679         83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE        GROSS     REMG.                  ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL      BALANCE          WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                   $524,901,456       2,104     93.63     $249,478        7.087    359.00      678         82.9
INV                                   $27,554,373         147      4.92     $187,445        7.735    358.75      701         85.8
2H                                     $8,144,786          42      1.45     $193,923        8.169    356.97      695         87.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615       2,293    100.00     $244,483        7.135    358.96      679         83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE        GROSS     REMG.                  ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL      BALANCE          WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                              $1,228,131          12      0.22     $102,344        7.357    179.17      669         89.2
301 - 360                            $559,372,484       2,281     99.78     $245,231        7.134    359.35      679         83.1



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A5

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE     GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC     TERM       FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483     7.135   358.96        679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE         WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                 $295,206,927      1,286    52.66       $229,554       6.882    359.00     679      84.4
STATED INCOME                        $265,393,689      1,007    47.34       $263,549       7.416    358.92     680      81.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483       7.135    358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC        TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 820                                    $110,792          1     0.02       $110,792     6.990      359.00     821      80.0
801 - 820                              $2,718,370         11     0.48       $247,125     7.404      359.41     806      86.5
781 - 800                              $5,369,144         25     0.96       $214,766     7.021      359.25     788      82.1
761 - 780                             $10,515,831         39     1.88       $269,637     6.755      359.41     771      84.9
741 - 760                             $18,219,017         69     3.25       $264,044     7.000      359.39     749      83.0
721 - 740                             $30,222,165        119     5.39       $253,968     7.013      359.01     730      83.1
701 - 720                             $55,082,077        227     9.83       $242,652     7.015      359.36     710      83.3
681 - 700                             $93,305,156        381    16.64       $244,895     6.992      358.60     689      83.4
661 - 680                            $150,574,526        630    26.86       $239,007     7.191      358.84     670      83.7
641 - 660                            $177,166,703        731    31.60       $242,362     7.225      358.96     650      82.3
621 - 640                             $17,316,834         60     3.09       $288,614     7.451      359.68     640      82.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483     7.135      358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC        TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                    $560,600,615      2,293   100.00       $244,483     7.135      358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00       $244,483     7.135      358.96     679      83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF        AVERAGE     GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL        BALANCE       WAC        TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                    $114,345,732        495    20.40       $231,001     7.748      359.25     678      84.2
12                                    $23,499,800         87     4.19       $270,113     7.381      359.35     679      83.5
24                                   $214,719,215        818    38.30       $262,493     7.038      359.26     678      82.1
30                                       $241,592          1     0.04       $241,592     6.840      359.00     721      80.0



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A6

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF         AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL         BALANCE         WAC      TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                                   $131,072,180        586    23.38        $223,673       6.968    358.99     681    83.4
60                                    $76,722,097        306    13.69        $250,726       6.701    357.51     681    83.8
-----------------------------------------------------------------------------------------------------------------------------------
                                     $560,600,615      2,293   100.00        $244,483       7.135    358.96     679    83.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                   (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                WA        CURRENT       # OF     % OF         AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                    MTR        BALANCE      LOANS    TOTAL         BALANCE         WAC      TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                            6     $1,561,805          5     0.37        $312,361       7.846    360.00     702    88.2
13 - 18                         18        $79,689          1     0.02         $79,689       8.250    354.00     665   100.0
19 - 24                         23   $245,996,989        933    58.31        $263,662       7.181    359.30     679    82.1
25 - 31                         31     $1,666,633          6     0.40        $277,772       7.858    355.00     675    93.8
32 - 37                         35   $172,598,971        738    40.91        $233,874       7.248    359.39     679    83.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $421,904,086      1,683   100.00        $250,686       7.213    359.32     679    82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                       (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF         AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL         BALANCE         WAC      TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                            $836,400          4     0.20        $209,100       6.782    359.35     667    74.2
3.001 - 4.000                          $1,140,469          5     0.27        $228,094       5.778    358.64     682    83.4
4.001 - 5.000                         $12,065,529         48     2.86        $251,365       6.220    359.43     691    78.5
5.001 - 6.000                        $120,228,745        436    28.50        $275,754       6.664    359.44     678    80.4
6.001 - 7.000                        $183,517,507        710    43.50        $258,475       7.156    359.31     681    82.6
7.001 - 8.000                         $82,078,501        375    19.45        $218,876       7.854    359.24     674    84.9
8.001 - 9.000                         $19,114,354         90     4.53        $212,382       8.810    359.08     679    87.5
9.001 - 10.000                         $2,741,888         13     0.65        $210,914       9.683    359.11     682    91.2
10.001 - 11.000                          $180,692          2     0.04         $90,346      10.341    360.00     747    98.2
-----------------------------------------------------------------------------------------------------------------------------------
6.529                                $421,904,086      1,683   100.00        $250,686       7.213    359.32     679    82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF     % OF         AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                               BALANCE      LOANS    TOTAL         BALANCE         WAC      TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                          $305,200          1     0.07        $305,200       5.350    359.00     675    80.0
11.501 - 12.000                        $5,948,885         23     1.41        $258,647       5.821    358.72     683    80.7
12.001 - 12.500                       $11,735,029         43     2.78        $272,908       6.115    358.79     693    80.6
12.501 - 13.000                       $35,718,462        137     8.47        $260,719       6.299    359.11     681    80.0
13.001 - 13.500                       $65,998,285        237    15.64        $278,474       6.560    359.18     682    81.4
13.501 - 14.000                      $114,522,931        426    27.14        $268,833       6.926    359.32     680    81.9
14.001 - 14.500                       $79,251,562        316    18.78        $250,796       7.361    359.35     679    83.0
14.501 - 15.000                       $56,658,338        256    13.43        $221,322       7.839    359.59     674    84.0
15.001 - 15.500                       $21,764,252         99     5.16        $219,841       8.335    359.60     671    84.0



_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A7

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE         WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                        $17,785,836        83     4.22       $214,287       8.772     359.25      672     87.1
16.001 - 16.500                         $4,761,644        26     1.13       $183,140       9.222     359.78      669     88.6
16.501 - 17.000                         $4,153,244        16     0.98       $259,578       9.777     359.58      690     82.5
17.001 - 17.500                         $1,803,812        11     0.43       $163,983      10.240     360.00      702     92.5
17.501 - 18.000                         $1,143,664         7     0.27       $163,381      10.725     360.00      707     91.3
18.001 - 18.500                           $352,942         2     0.08       $176,471      11.283     360.00      682     84.2
-----------------------------------------------------------------------------------------------------------------------------------
14.041                                $421,904,086     1,683   100.00       $250,686       7.213     359.32      679     82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS       REMG.              ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $1,688,205         6     0.40       $281,368      7.692      359.63      700     87.6
1.500                                 $323,390,236     1,264    76.65       $255,847      7.215      359.46      678     82.4
2.000                                  $13,316,175        55     3.16       $242,112      6.871      359.07      698     81.1
3.000                                  $82,761,276       355    19.62       $233,130      7.251      358.83      680     83.5
5.000                                     $117,000         1     0.03       $117,000      9.400      359.00      653     90.0
6.000                                     $420,000         1     0.10       $420,000      6.650      360.00      761     80.0
7.000                                     $211,194         1     0.05       $211,194      7.500      359.00      808     90.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $421,904,086     1,683   100.00       $250,686      7.213      359.32      679     82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS       REMG.              ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $88,800,737       377    21.05       $235,546      7.221      358.97      684     83.2
1.500                                 $332,231,894     1,301    78.75       $255,367      7.212      359.42      678     82.4
2.000                                     $641,455         4     0.15       $160,364      7.300      358.23      661     86.4
3.000                                     $230,000         1     0.05       $230,000      5.950      359.00      705     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                      $421,904,086     1,683   100.00       $250,686      7.213      359.32      679     82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS       REMG.              ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                                  $168,000         1     0.04       $168,000      7.550      360.00      648     80.0
2.001 - 3.000                             $212,000         1     0.05       $212,000      7.500      358.00      646     80.0
4.001 - 5.000                             $975,162         4     0.23       $243,791      5.546      359.61      678     74.3
5.001 - 6.000                          $31,098,514       109     7.37       $285,307      5.954      358.95      679     79.6
6.001 - 7.000                         $175,340,767       640    41.56       $273,970      6.653      359.27      682     81.5
7.001 - 8.000                         $154,194,866       643    36.55       $239,805      7.506      359.40      677     83.2
8.001 - 9.000                          $46,079,593       213    10.92       $216,336      8.500      359.38      672     85.7
9.001 - 10.000                         $10,534,767        52     2.50       $202,592      9.450      359.61      677     85.7




_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                      A8

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                          Series 2005-AB5
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Group 1 & 2

                                                  ARM and Fixed       $560,600,615

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF        AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL        BALANCE      WAC        TERM  FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 10.000                               $3,300,418         20      0.78       $165,021   10.520      360.00      702     91.2
-----------------------------------------------------------------------------------------------------------------------------------
                                     $421,904,086      1,683    100.00       $250,686    7.213      359.32      679     82.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date                 (Excludes 610 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF        AVERAGE    GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL        BALANCE      WAC        TERM     FICO      LTV
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06/06                                  $1,561,805          5      0.37       $312,361    7.846      360.00      702     88.2
06/07                                     $79,689          1      0.02        $79,689    8.250      354.00      665    100.0
07/07                                  $2,328,945         10      0.55       $232,895    6.573      355.00      676     86.3
08/07                                  $3,229,235         12      0.77       $269,103    7.037      356.00      700     86.7
09/07                                 $12,635,327         44      2.99       $287,167    7.133      357.00      682     87.2
10/07                                 $16,889,593         62      4.00       $272,413    7.050      358.04      672     82.9
11/07                                 $77,091,182        309     18.27       $249,486    7.091      359.01      682     81.8
12/07                                $133,822,707        496     31.72       $269,804    7.267      360.00      678     81.6
06/08                                    $283,818          1      0.07       $283,818    7.000      355.00      665    100.0
07/08                                  $1,602,200          6      0.38       $267,033    8.008      355.14      675     93.6
08/08                                  $3,180,247         13      0.75       $244,634    7.064      356.03      665     85.9
09/08                                 $14,843,050         64      3.52       $231,923    6.847      357.00      679     87.0
10/08                                  $9,598,049         42      2.27       $228,525    7.152      358.00      677     86.0
11/08                                 $28,408,712        138      6.73       $205,860    7.256      359.00      685     83.7
12/08                                $116,349,527        480     27.58       $242,395    7.309      360.00      678     82.2
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                                     $421,904,086      1,683    100.00       $250,686    7.213      359.32      679     82.6
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
_______________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


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